                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K
                              ---------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934









                   JUNE 18, 2004                         0-27078
           ----------------------------------------- ------------------
    Date of Report (Date of earliest event reported)    (Commission File Number)





                               HENRY SCHEIN, INC.
             (Exact name of registrant as specified in its charter)







DELAWARE                                   11-3136595
---------------------------------       -------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


                                 135 Duryea Road
                               Melville, New York
                                      11747
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 843-5500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS


         On June 18, 2004, Henry Schein, Inc. acquired all of the outstanding shares of demedis GmbH, (excluding demedis' Austrian operations) and Euro
Dental Holding GmbH, which includes DentalMV GmbH ("Muller & Weygandt") and KRUGG S.p.A. Demedis GmbH is a leading full-service distributor of dental consumables and equipment in Germany, Austria, and the Benelux countries. KRUGG S.p.A. is a leading distributor of dental consumable products in Italy and Muller & Weygandt is a leading direct marketing distributor of dental consumable products in Germany. Henry Schein plans to continue the businesses of demedis and Euro Dental Holding in the manner in which they were operated before the acquisition.

         Henry Schein will divest Muller & Weygandt as part of its agreement with the German regulatory authorities. This divestiture is expected to occur no later than July 31, 2004. The regulatory authorities are continuing their review regarding the demedis business in Austria, which operates under the Austrodent brand.

        Excluding sales for Muller & Weygandt and Austrodent, the combined companies, owned by a consortium of investors led by private equity funds advised by Permira, a European-based private equity firm, recorded net sales of approximately EUR 285 million for the fiscal year ended September 30, 2003.

        The purchase price was approximately EUR 255 million, which includes the assumption and repayment of bank debt and excludes transaction costs, and was determined by arm's length negotiations. The purchase price of EUR 255 million does not include proceeds from the divestiture of Muller & Weygandt. Henry Schein financed the acquisition with cash on hand, borrowings under its existing revolving credit facility and the proceeds of a bridge loan in the amount of $150 million provided by JPMorgan Chase and Lehman Brothers, Inc.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibits:

99.1       Press Release, dated January 8, 2004.
99.2       Press Release, dated June 16, 2004.
99.3       Press Release, dated June 18, 2004.

                                            SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Henry Schein, Inc.
                                         (Registrant)


                                          By:  /s/ Steven Paladino
                                               -----------------------------
                                                Steven Paladino
                                                Executive Vice President, Chief
                                                Financial Officer and Director
                                                (principal financial officer and
                                                 accounting officer)


Date:  July 2, 2004

                                          EXHIBIT INDEX


DOC. NO.          DOCUMENT DESCRIPTION

99.1              Press Release, dated January 8, 2004.
99.2              Press Release, dated June 16, 2004.
99.3              Press Release, dated June 18, 2004.